                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              -------------------
                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 29, 2000
                                                        ---------------


                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                         as Specified in its Charter)



Georgia                                  01-14213                   58-2237359
-------------------------------------------------------------------------------
(State or Other                        (Commission            (I.R.S. Employer
Jurisdiction of                        File Number)         Identification No.)
Incorporation)


3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia                   30071
-------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                          (Zip Code)


      Registrant's telephone number, including area code: (770) 248-9600
                                                          --------------


                                     N/A
                         -----------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On August 29, 2000, The InterCept Group, Inc. acquired Advanced Computer Enterprises, Incorporated, a provider of core data processing, item capture, and check imaging services to community banks. This acquisition was accounted for as a pooling of interests. InterCept is filing certain financial information, including restated audited consolidated financial statements and management's discussion and analysis of financial condition and results of operations. These consolidated financial statements give retroactive effect to the acquisition of Advanced Computer Enterprises.

Item 7.  Financial Statements, ProForma Financial Information and Exhibits

         (a)  Exhibits

Item No.            Exhibit List

23.1                Consent of Arthur Andersen LLP

27.1                Financial Data Schedule

99.1                Supplemental Selected Consolidated Financial Data

99.2 Management's Discussion and Analysis of Results of Operations and Financial Condition

99.3                Supplemental Consolidated Financial Statements
                         Report of Arthur Andersen LLP, Independent Public Accountants
                         Consolidated Balance Sheets
                         Consolidated Statement of Operations
                         Consolidated Statements of Shareholder's Equity Consolidated Statements of Cash Flows
                         Notes to Consolidated Financial Statements

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE INTERCEPT GROUP, INC.



                                   By:  /s/ Scott R. Meyerhoff
                                        ----------------------------------
                                        Scott R. Meyerhoff
                                        Chief Financial Officer

Dated:  December 18, 2000

                                       2